October 3, 2016

WILSHIRE MUTUAL FUNDS, INC.
Wilshire 5000 IndexSM Fund
 Horace Mann Class Shares
Qualified Class Shares

Supplement to the Summary Prospectuses, Statutory Prospectus,
and Statement of Additional Information
 Each dated May 1, 2016

Closure of the Qualified Class Shares of Wilshire 5000 IndexSM Fund

Following the redemption of all shares of the Qualified Class Shares (the “Qualified Class”) of the Wilshire 5000 IndexSM Fund, the Board of Directors of Wilshire Mutual Funds, Inc. (the “Board”) determined to discontinue the sale of the Qualified Class shares and to liquidate the Qualified Class, effective as of August 16, 2016.

Closure of the Horace Mann Class Shares of Wilshire 5000 IndexSM Fund

Similarly, due to the small amount of assets in the Horace Mann Class Shares (the “HM Class”) of the Wilshire 5000 IndexSM Fund, the Board has determined to discontinue the sale of the HM Class shares and to liquidate the HM Class, effective November 30, 2016 (the “Liquidation Date”).

The HM Class shares of the Wilshire 5000 IndexSM Fund are closed to all new investments effective as of the close of business on October 3, 2016, except that the Wilshire 5000 IndexSM Fund may continue to accept purchases from certain existing institutional relationships and systematic contributions from an Automatic Investment Plan, until it is administratively feasible to terminate these arrangements.

At any time prior to the Liquidation Date, shareholders may redeem their HM Class shares of the Wilshire 5000 IndexSM Fund or exchange their HM Class shares of the Wilshire 5000 IndexSM Fund for Investment Class or Institutional Class shares of the Wilshire 5000 IndexSM Fund, subject to the minimum initial investment amount requirements stated in the Wilshire 5000 IndexSM Fund’s Prospectus, generally, for the Investment Class ($1,000) and Institutional Class ($250,000). You should read that Prospectus before making an exchange from the HM Class to another share class of the Wilshire 5000 IndexSM Fund, which are not taxable transactions.

If you still hold HM Class shares of the Wilshire 5000 IndexSM Fund on the Liquidation Date, the Wilshire 5000 IndexSM Fund will automatically redeem your shares for cash. The redemption of your shares will generally be a taxable event. You should consult your tax advisor regarding the effect of any transaction on your particular tax situation.

Procedures for Exchanging Shares

To exchange your HM Class shares of the Wilshire 5000 IndexSM Fund for another share class of the Wilshire 5000 IndexSM Fund, you should contact the fund or your financial intermediary and state that you are exchanging all or a certain number of HM Class shares of the Wilshire 5000 IndexSM Fund for shares in either the Investment Class or Institutional Class, and provide your name, account number, and taxpayer identification/social security number.

By Mail:	Wilshire Mutual Funds, Inc. c/o DST Systems, Inc. P.O. Box 219512 Kansas City, MO 64121-9512

For Overnight Delivery:	Wilshire Mutual Funds, Inc. c/o DST Systems, Inc. 430 W. 7th Street Kansas City, MO 64105

The signatures of all owners exactly as registered on the account must be included in written requests.

By Telephone:	(866) 591-1568 (only if you authorized telephone transactions on your Account Application).

Change in service providers

Effective immediately, the following changes are made to the Summary Prospectus, Statutory Prospectus, and SAI for the Wilshire 5000 IndexSM Fund.

•	Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Cincinnati, Ohio 45246, has assumed the duties of Administrator and Fund Accounting Agent for the Funds from SEI Investments Global Funds Services. All references to SEI Investments Global Funds Services in the Statutory Prospectus and SAI are hereby replaced with references to Ultimus.

•	Ultimus Fund Distributors, LLC (“UFD”), located at 225 Pictoria Drive, Cincinnati, Ohio 45246, has assumed the duties of principal underwriter and distributor for the Funds from SEI Investments Distribution Co. All references to SEI Investments Distribution Co. in the Statutory Prospectus and SAI are hereby replaced with references to UFD.

•	The telephone number and email address for the Fund is hereby changed to the following.

By Telephone:	(866) 591-1568

If you have any questions regarding the Funds, please call (866) 591-1568.

Investors Should Retain this Supplement for Future Reference.